EXHIBIT 23



                               [GRAPHIC  OMITED]



                               [GRAPHIC  OMITED]




CONSENT  OF  INDEPENDENT  AUDITORS


     We consent to the use of our report dated April 29, 2002 on the financial statements of Wizbang Technologies Inc. for the fiscal year ended March 31, 2002 which are contained in the Company's annual Form 10-KSB.

Vancouver,  Canada
May  6,  2002

/s/  Manning  Elliott

Manning  Elliott
CHARTERED  ACCOUNTANTS